EXHIBIT 1

                      AMENDED JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of Amendment No. 18 to Statement on Schedule 13D (including amendments thereto) with respect to the common stock of Public Storage, Inc. and further agree that this agreement be included as an exhibit to such filing. Each party to this agreement expressly authorizes each other party to file on its behalf any and all amendments to such Statement.

        In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf this 5th day of April, 1996.


                                  PS INSURANCE COMPANY, LTD.

                                  By: /s/OBREN B. GERICH
                                      -------------------
                                      Obren B. Gerich,
                                      Vice President

                                  PS ORANGECO, INC.

                                  By: /s/OBREN B. GERICH
                                      -------------------
                                      Obren B. Gerich,
                                      Vice President

                                  /s/B. WAYNE HUGHES
                                  ----------------------
                                  B. Wayne Hughes


                                  /s/B. WAYNE HUGHES, JR.
                                  ----------------------
                                  B. Wayne Hughes, Jr.


                                  /s/TAMARA LYNN HUGHES, TRUSTEE
                                  ----------------------
                                  Tamara Lynn Hughes, Trustee FBO
                                  Parker Hughes Trust No. 2 DTD
                                  12/24/92


                                  /s/TAMARA L. HUGHES
                                  ----------------------
                                  Tamara L. Hughes